UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_______________

FORM 8-K

CURRENT REPORT
_______________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File	(IRS Employer Identification
	Number)	No.)

1650 Technology Drive, Suite 800, San Jose,	95110
CA
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Plans at Annual Meeting

At the annual meeting of stockholders (the “Annual Meeting”) of Quantum Corporation (the “Company”) held on August 15, 2012, the stockholders of the Company voted on and approved the following: an amended and restated 1993 Long-Term Incentive Plan, renamed as the 2012 Long-Term Incentive Plan (the “Plan”); an amended and restated Employee Stock Purchase Plan (the “ESPP”); and an amended and restated Executive Officer Incentive Plan (the “Incentive Plan”).

The terms and conditions of the Plan, the ESPP and the Incentive Plan are described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on June 28, 2012. The Plan, the ESPP and the Incentive Plan are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and are each incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits	Description
	10.1	Quantum Corporation 2012 Long-Term Incentive Plan
	10.2	Quantum Corporation Employee Stock Purchase Plan
	10.3	Quantum Corporation Executive Officer Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/ Shawn D. Hall

Shawn D. Hall
Senior Vice President, General
Counsel and Secretary

Dated:    August 21, 2012

EXHIBIT INDEX

Exhibits	Description
10.1	Quantum Corporation 2012 Long-Term Incentive Plan
10.2	Quantum Corporation Employee Stock Purchase Plan
10.3	Quantum Corporation Executive Officer Incentive Plan